UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

1699 King Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 758-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2013, STR Holdings, Inc. (the “Company”) notified its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), of its decision to dismiss PwC, effective as of that date, and to appoint UHY LLP (“UHY”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee.

PwC’s reports on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013, the date of PwC’s dismissal, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods.

There were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2012 and 2011, and in the subsequent period through March 21, 2013.

The Company has provided PwC with a copy of the foregoing disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements in the above paragraphs. A copy of the letter, dated March 26, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2012 and 2011, and through March 21, 2013, the date of UHY’s engagement, the Company did not consult with UHY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

UHY previously served as the Company’s independent auditor for the year ended December 31, 2003 to February 22, 2008

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated March 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: March 26, 2013	By:	/s/ Alan N. Forman
Alan N. Forman
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated March 26, 2013